                                                                    Exhibit 4.14
                                                                    ------------

                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

            AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment")
                                                                    ---------
dated as of November 1, 2001 by and among Concentra Inc., a Delaware corporation formerly known as Concentra Managed Care, Inc. (the "Company"), the several
                                                     -------
persons signatory hereto and named on Schedule I hereto under the heading "Schedule I Purchasers" and the several persons signatory hereto and named on
Schedule II hereto under the heading "FFT Purchasers". Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement referred to below.

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, the Company, the several persons named on Schedule I hereto under the heading "Schedule I Purchasers" (the "Schedule I Purchasers") and the
                   ---------------------        ---------------------
several persons named on Schedule II hereto under the heading "FFT Purchasers" (the "FFT Purchasers" and, together with the Schedule I Purchasers,
      --------------
collectively, the "Purchasers") are parties to a Registration Rights Agreement
                   ----------
dated as of August 17, 1999 (the "Registration Rights Agreement");
                                  -----------------------------

            WHEREAS, the Company proposes to issue (1) an aggregate 2,266,546 shares of Company Common Stock (the "New Common Shares") and (2) warrants to
                                     -----------------
acquire an aggregate 771,277 shares of Company Common Stock (the "New Warrants"
                                                                  ------------
and, together with the New Common Shares, the "New Securities") pursuant to the
                                               --------------
terms and conditions of a Securities Purchase Agreement (the "Securities
                                                              ----------
Purchase Agreement") dated as of the date hereof among the Company and the
------------------
purchasers named therein (the "Purchasing Stockholders");
                               -----------------------

            WHEREAS, upon the issuance of the New Securities, each Purchaser will own the number of shares of Company Common Stock, Company Class A Common Stock and/or New Warrants, as the case may be, appearing opposite the name of such Purchaser on Schedule I or Schedule II hereto, as the case may be;

            WHEREAS, it is a condition to the respective obligations of the Company and the Purchasing Stockholders under the Securities Purchase Agreement that this Amendment be executed and delivered by the Company and each of the Purchasing Stockholders, including (i) the holders of a majority in interest of the Restricted Stock currently held by the Schedule I Purchasers and (ii) the holders of a majority in interest of the Restricted Stock currently held by the FFT Purchasers;

            WHEREAS, the parties hereto desire to execute and deliver this Amendment in order to fulfill such condition and to provide for certain registration matters relating to the New

Common Shares and the shares of Company Common Stock issuable upon exercise of the New Warrants (the "Warrant Shares");
                       --------------

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to Registration Rights Agreement. The
                       -------------------------------------------
Registration Rights Agreement is amended as follows:

            (a) Section 1 of the Registration Rights Agreement is amended to insert in the appropriate alphabetical order the following new definitions:

            " 'New Common Shares' shall have the meaning provided in Amendment
               --------------
            No. 1 to this Agreement dated as of November 1, 2001."

            " 'Warrant Shares' shall have the meaning provided in Amendment No.
               --------------
            1 to this Agreement dated as of November 1, 2001."

            (b) The definition of Restricted Stock appearing in Section 1 of the Registration Rights Agreement is deleted in its entirety and replaced with the following new definition:

            " 'Restricted Stock' shall mean any shares of Company Capital Stock,
               ----------------
            the certificates for which are required to bear the legend set forth in Section 2 hereof (including, without limitation, all of the New Common Shares and any and all Warrant Shares from time to time outstanding) held by any party to this Agreement."

            (c) Section 3 of the Registration Rights Agreement is amended to insert the text "as amended," immediately after the text "Stockholders Agreement, dated as of the date hereof among the Company and the Purchasers," appearing in the first sentence thereof.

            (d) Schedule I to the Registration Rights Agreement is deleted in its entirety and replaced by Schedule I to this Amendment.

            (e) Schedule II to the Registration Rights Agreement is deleted in its entirety and replaced by Schedule II to this Amendment.

            SECTION 2. Miscellaneous.
                       -------------

            (a) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (c) Headings and section reference numbers in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

            (d) This Amendment is limited precisely as written and shall not be deemed to be a modification, acceptance or waiver of any other term, condition or provision of the Registration Rights Agreement.

                            [signature pages follow]

            IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 1 to Registration Rights Agreement, all as of the day and year first above written.

                                     CONCENTRA INC.


                                     By_______________________________________
                                       Name:  Richard A. Parr II
                                       Title: Executive Vice President,
                                              General Counsel and Secretary


                                       _________________________________________
                                       Name:

                                WELSH, CARSON, ANDERSON & STOWE
                                       VIII, L.P.
                                     By:  WCAS VIII Associates, L.L.C.,
                                          General Partner

                                     By:________________________________________
                                          Managing Member


                                     WCAS HEALTHCARE PARTNERS, L.P.
                                     By:  WCAS HC Partners, General Partner

                                     By:________________________________________
                                          General Partner


                                     Patrick J. Welsh
                                     Russell L. Carson
                                     Bruce K. Anderson
                                     Andrew M. Paul
                                     Thomas E. McInerney
                                     Robert A. Minicucci
                                     Anthony J. deNicola
                                     Paul B. Queally
                                     Lawrence B. Sorrel
                                     D. Scott Mackesy
                                     Priscilla A. Newman
                                     Laura M. VanBuren
                                     Sean M. Traynor
                                     John Almedia, Jr.
                                     Jonathan M. Rather

                                     By:________________________________________
                                          Jonathan M. Rather, Individually and
                                          as Attorney-in-Fact

                                          WCAS MANAGEMENT CORP.


                                          By:___________________________________
                                                Name:
                                                Title:


                                          J.P. MORGAN DIRECT CORPORATE FINANCE
                                            INSTITUTIONAL INVESTORS LLC

                                               By:______________________________
                                                    Name:
                                                    Title:


                                          J.P. MORGAN DIRECT CORPORATE FINANCE
                                                 PRIVATE INVESTORS LLC

                                               By:______________________________
                                                    Name:
                                                    Title:


                                          522 FIFTH AVENUE FUND, L.P.

                                               By:______________________________
                                                    Name:
                                                    Title:


                                         CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                           SYSTEM


                                         By:____________________________________
                                              Name:
                                              Title:


                                         CALIFORNIA STATE TEACHERS' RETIREMENT
                                         SYSTEM


                                         By:____________________________________
                                              Name:
                                              Title:

                           CMS CO-INVESTMENT SUBPARTNERSHIP II
                           By: CMS CO-INVESTMENT SUBPARTNERSHIP,
                               a Delaware general partnership
                               By: CMS Co-Investment Partners, L.P.,
                                   a Delaware limited partnership
                                   By: CMS/Co-Investment Associates, L.P.,
                                       a Delaware limited partnership
                                       By: MSPS/Co-Investment, Inc.,
                                           a Delaware corporation

                                       By:_____________________
                                       Its:


                                       By: CMS 1997 Investment Partners, L.P.,
                                           a Delaware limited partnership
                                           By: CMS 1997, Inc., a Delaware
                                               corporation

                                              By:__________________
                                                    Its:


                               By: CMS Co-Investment Partners I-Q, L.P.,
                                  a Delaware limited partnership
                                  By: CMS/Co-Investment Associates,
                                      L.P., a Delaware limited partnership
                                      By: MSPS/Co-Investment, Inc.
                                         a Delaware corporation

                                       By:____________________
                                       Its:


                               By: CMS 1997 Investment Partners, L.P.,
                                   a Delaware limited partnership
                                   By: CMS 1997, Inc., a Delaware corporation

                                   By:________________________
                                          Its:

                           By:_____________________________________
                                      Ira Brind

                           By:_____________________________________
                                      Bruce Lindsay

                                  CMS DIVERSIFIED PARTNERS, L.P.
                                  By: CMS/DP Associates, L.P, a general partner
                                  By: MSPS/DP, Inc., its general partner

                                  By:______________________
                                      (Vice) President


                                  By: CMS 1995 Investment Partners, L.P, a
                                      general partner
                                      By: CMS 1995, Inc., its general
                                          partner


                                          By:____________________________
                                                 (Vice) President


                                        CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP


                                        By:_____________________________________
                                                  Richard Mitchell
                                                  Authorized Representative


                                          EURAZEO


                                          By:___________________________________
                                             Name:
                                             Title:


                                          DB CAPITAL INVESTORS, L.P.

                                          By:  DB Capital Partners, L.P.,
                                               its General Partner

                                          By:  DB Capital Partners, Inc.,
                                               its General Partner


                                          By:________________________________
                                               Name:
                                               Title:

                        GS PRIVATE EQUITY PARTNERS II, L.P.

                        By:  GS PEP II Advisors, L.L.C., its General Partner

                        By:  GSAM Gen-Par, L.L.C., its Managing Member

                        By:___________________________________________________
                             Name:
                             Title:


                        GS PRIVATE EQUITY PARTNERS II OFFSHORE, L.P.

                        By:  GS PEP II Offshore Advisors, Inc., its General
                             Partner

                        By:___________________________________________________
                             Name:
                             Title:


                        GS PRIVATE EQUITY PARTNERS II - DIRECT
                        INVESTMENT FUND, L.P.

                        By: GS PEP II Direct Investment Advisors, L.L.C., its General Partner

                        By:   GSAM Gen-Par, L.L.C., its Managing Member

                        By:___________________________________________________
                              Name:
                              Title:

                            GS PRIVATE EQUITY PARTNERS III, L.P.

                            By: GS PEP III Advisors, L.L.C., its General Partner

                            By: GSAM Gen-Par, L.L.C., its Managing Partner

                            By:____________________________________________
                                Name:
                                Title:


                            GS PRIVATE EQUITY PARTNERS III OFFSHORE, L.P.

                            By: GS PEP III Offshore Advisors, Inc., its General
                                Partner

                            By:____________________________________________
                                Name:
                                Title:


                            NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                            By: GS PEP Offshore Advisors (NBK), Inc. General
                                Partner

                            By:____________________________________________
                                Name:

                                Title:

                                       HAMILTON LANE PRIVATE EQUITY PARTNERS,
                                         L.P.

                                       By: HLSP Investment Management, LLC,
                                           its General Partner

                                       By: _____________________________________
                                              Mario L. Giannini
                                              Managing Member


                                       HAMILTON LANE PRIVATE EQUITY FUND, PLC

                                       By: _____________________________________
                                              Mario L. Giannini, Director

                                       By: _____________________________________
                                              Leslie Brun, Director

                                          NASSAU CAPITAL PARTNERS III L.P.

                                          By:___________________________________
                                              Name:
                                              Title:


                                          NASSAU CAPITAL PARTNERS IV L.P.

                                          By:___________________________________
                                              Name:
                                              Title:


                                          NAS PARTNERS LLC

                                          By:___________________________________
                                              Name:
                                              Title:


                                    A.S.F. CO-INVESTMENT PARTNERS, L.P.
                                    By: PAF 10/98, LLC
                                        By: Old Kings I, LLC, as Managing Member


                                    By:_________________________________________
                                        Name:
                                        Title:


                                 NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                 By: NYLCAP Manager LLC, its Investment Manager


                                 By:___________________________________________
                                     Name:
                                     Title:

                                   FERRER FREEMAN THOMPSON & CO., LLC

                                   on behalf of FFT PARTNERS I, L.P.
                                        and as its General Partner

                                        By:_____________________________________
                                               Name:
                                               Title:

                                        and

                                   on behalf of FFT EXECUTIVE PARTNERS I,
                                        L.P. and as its General Partner

                                        By:_____________________________________
                                               Name:
                                               Title:

                                        and

                                   on behalf of FFT PARTNERS II, L.P.
                                        and as its General Partner

                                        By:_____________________________________
                                               Name:
                                               Title:

                                                                      SCHEDULE I
                                                                      ----------

                              Schedule I Purchasers
                              ---------------------

                                  See attached.

Address for Schedule I Purchasers:
----------------------------------

c/o     Welsh, Carson, Anderson & Stowe
        320 Park Avenue, Suite 2500
        New York, New York 10022
        Attention: Paul B. Queally
        Telecopy: (212) 893-9566

                                                                     SCHEDULE II
                                                                     -----------

                                 FFT Purchasers
                                 --------------

                                  See attached.

Address for FFT Purchasers:
---------------------------

c/o   Ferrer Freeman Thompson & Co.
       The Mill
       10 Glenville Street
       Greenwich, Connecticut  06831
       Attention:  Carlos Ferrer
       Telecopy:  (203) 532-8016

       with a copy to:

       Fried, Frank, Harris, Shriver & Jacobson
       One New York Plaza
       New York, New York 10004
       Attention:  David Golay
       Telecopy:  (212) 859-8164